EXHIBIT 99(v)


                              LETTER OF TRANSMITTAL

                               UNITY BANCORP, INC.

                              OFFER TO EXCHANGE ITS
                 COMMON STOCK AND COMMON STOCK PURCHASE WARRANTS
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                            SERIES A PREFERRED STOCK

                           PURSUANT TO THE PROSPECTUS

                               DATED JUNE 28, 2001

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
             NEW YORK CITY TIME ON JULY 13, 2001 (UNLESS EXTENDED BY
      UNITY BANCORP, INC. IN ITS SOLE DISCRETION) (SUCH TIME AND SUCH DATE,
       AND AS SUCH TIME AND DATE MAY BE EXTENDED, THE "EXPIRATION DATE").

   If you desire to accept the Exchange Offer (as defined below), this Letter of Transmittal should be completed, signed, and submitted to:

                               The Exchange Agent:

                               UNITY BANCORP, INC.

                      By Mail, Overnight Delivery or Hand:
                               Unity Bancorp, Inc.
                                64 Old Highway 22
                            Clinton, New Jersey 08809
                            Attn: Corporate Secretary

                   To Confirm by Telephone or for Information:
                                 (908) 713-4304

                            Facsimile Transmissions:
                                 (908) 730-8781

(Originals of all documents sent by facsimile should be sent promptly by hand, overnight courier or registered or certified mail.)

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER
     OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF
                            TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed by holders of Series A Preferred Stock (as defined below) if shares of Series A Preferred Stock are to be forwarded herewith pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Series A Preferred Stock" in the Prospectus.

Holders of Series A Preferred Stock whose certificates (the "Certificates") for such Series A Preferred Stock are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as discussed in the Prospectus), must tender their Series A Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Series A Preferred Stock" in the Prospectus. See Instruction 1 hereto.

Ladies and Gentlemen:

         The undersigned hereby tenders to Unity Bancorp, Inc., a Delaware corporation (the "Company"), the number of shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") described in Box 1 below, in exchange for shares of the Company's common stock and common stock purchase warrants (the "Common Stock and Warrants") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the prospectus dated May 24, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

         Subject to, and effective upon, the acceptance for exchange of all or any portion of the Series A Preferred Stock tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Series A Preferred Stock as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints Unity Bancorp, Inc., in its capacity as Exchange Agent (the "Exchange Agent") as its agent and attorney-in-fact (with full knowledge that the Exchange Agent and the Company are the same entity) with respect to the tendered Series A Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Series A Preferred Stock to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Common Stock and Warrants to be issued in exchange for such Series A Preferred Stock, (ii) present Certificates for such Series A Preferred Stock for transfer, and to transfer the Series A Preferred Stock on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Series A Preferred Stock, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SERIES A PREFERRED STOCK TENDERED HEREBY AND THAT, WHEN THE SAME IS ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SERIES A PREFERRED STOCK TENDERED HEREBY IS NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE SERIES A PREFERRED STOCK TENDERED HEREBY. THE UNDERSIGNED AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Series A Preferred Stock tendered hereby should be printed in Box 1 below, if they are not already set forth below, as they appear on the Certificates representing such Series A Preferred Stock. The Certificate number(s) and the Series A Preferred Stock that the undersigned wishes to tender should be indicated in the appropriate box below.

         If any tendered Series A Preferred Stock is not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Series A Preferred Stock than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Series A Preferred Stock will be returned, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         Tenders of Series A Preferred Stock pursuant to the procedures described in "The Exchange Offer -- Procedures for Tendering Series A Preferred Stock" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Series A Preferred Stock, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Series A Preferred Stock tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Exchange Instructions" below (Box 4), the undersigned hereby directs that the Common Stock and Warrants be issued in the name(s) of the undersigned. If applicable, substitute Certificates representing Series A Preferred Stock not exchanged or not accepted for exchange will be issued to the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" (Box
5), please deliver Common Stock Warrants to the undersigned at the address shown below the undersigned's signature.

         Holders of the Series A Preferred Stock whose shares of Series A Preferred Stock are accepted for exchange will not be entitled to any cash payment of accrued but unpaid dividends or interest, and the issuance of common stock and stock purchase warrants as described in the Prospectus will be in full satisfaction of the Company's obligation to pay dividends and interest on the Series A Preferred Stock.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except pursuant to the withdrawal rights set forth in the Prospectus, this tender is irrevocable.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES BELOW AND FOLLOW THE INSTRUCTIONS CAREFULLY.

ALL TENDERING HOLDERS COMPLETE THIS BOX 1:

BOX 1
-----------------------------------------------------
DESCRIPTION OF SERIES A PREFERRED STOCK TENDERED*
  (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)


----------------------------------------------------------
PLEASE PRINT NAME(S) AND
ADDRESS(ES) OF REGISTERED HOLDER(S),    CERTIFICATE          NUMBER OF SHARES OF
EXACTLY AS NAME(S) APPEAR(S) ON         NUMBER(S) OF         SERIES A PREFERRED
CERTIFICATE(S):                         SERIES A PREFERRED   STOCK TENDERED


------------------------------------    ------------------   -------------------

------------------------------------    ------------------   -------------------

------------------------------------    ------------------   -------------------

------------------------------------    ------------------   -------------------

                                               Total Shares  -------------------


* All Series A Preferred Stock held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

         -------------------------------------------------------


BOX 2

                          NOTICE OF GUARANTEED DELIVERY
                            (SEE INSTRUCTION 1 BELOW)

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SERIES A PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
FOLLOWING:


Name of Registered Holders(s)


---------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery


---------------------------------------------------------

Name of Institution which Guaranteed Delivery


---------------------------------------------------------

Name of Tendering Institution


---------------------------------------------------------

BOX 3

TENDERING HOLDER SIGNATURE


HOLDER(S) SIGN HERE ---------------------------------------------

                       (SEE INSTRUCTIONS 2, 5 AND 6 BELOW)
                      (PLEASE COMPLETE SUBSTITUTE FORM W-9)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

        MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR THE SERIES A PREFERRED STOCK HEREBY TENDERED OR ON A SECURITY POSITION LISTING, OR BY A PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH (INCLUDING SUCH OPINIONS OF COUNSEL, CERTIFICATIONS AND OTHER INFORMATION AS MAY BE REQUIRED BY THE COMPANY TO COMPLY WITH THE RESTRICTIONS ON TRANSFER APPLICABLE TO THE SERIES A PREFERRED STOCK). IF SIGNATURE IS BY AN ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OFFICER OF A CORPORATION OR ANOTHER ACTING IN A FIDUCIARY CAPACITY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE SIGNER'S FULL TITLE. SEE INSTRUCTION 5 BELOW.


--------------------------------------  (SIGNATURE(S) OF HOLDER(S)

Date

-----------------------, 2001

Name(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     (PLEASE PRINT)
Address

--------------------------------------------------------------------------------
                                   (INCLUDE ZIP CODE)

Area Code and Telephone Number

--------------------------------------------------------------------------------

Tax Identification or Social Security Number(s)

-----------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                       (SEE INSTRUCTIONS 1, 2 AND 5 BELOW)


--------------------------------------
AUTHORIZED SIGNATURE

Name

------------------------------------------------------------------
                                     (PLEASE PRINT)
Date

-----------------------, 2001

Capacity or Title

------------------------------------------------------------------- Name of Firm

------------------------------------------------------------------- Address

-------------------------------------------------------------------
                                   (INCLUDE ZIP CODE)

Area Code and Telephone Number

-------------------------------------------------------------------

BOX 4
          ------------------------------------------------------------

                          SPECIAL EXCHANGE INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)

         To be completed ONLY if the Common Stock and Warrants are to be issued in the name of someone other than the registered holder of the Series A Preferred Stock whose name(s) appear(s) above.

   Issue New Shares to:

   Name

   ----------------------------------------------------

   Address

   ----------------------------------------------------

   ----------------------------------------------------
                    (INCLUDE ZIP CODE)

   ----------------------------------------------------
                    (TAX IDENTIFICATION OR
                    SOCIAL SECURITY NUMBER)

   ----------------------------------------------------

BOX 5

          ------------------------------------------------------------

                          SPECIAL EXCHANGE INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)

         To be completed ONLY if Common Stock and Warrants are to be sent to someone other than the registered holder of the Series A Preferred Stock whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

   Mail New Shares to:

   Name

   ----------------------------------------------------

   Address

   ----------------------------------------------------

   ----------------------------------------------------
                    (INCLUDE ZIP CODE)

   ----------------------------------------------------
                    (TAX IDENTIFICATION OR
                     SOCIAL SECURITY NUMBER)

   ----------------------------------------------------


                                                         SUBSTITUTE FORM W-9

                                          TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                                                      (SEE INSTRUCTION 9 BELOW)
                                                    SIGN THIS SUBSTITUTE FORM W-9
                                                  PAYER'S NAME: UNITY BANCORP, INC.

SUBSTITUTE                      PART 1--Please provide your TIN in the box at the                  _________________________________
FORM W-9                        right and certify by signing and dating below.                         Social Security Number(s)

(See instruction 12)                                                                                              OR
Please fill in your name and
address below.                                                                                     _________________________________
                                                                                                   Employer Identification Number(s)

                                ---------------------------------------------------------------------------------------------------
_____________________________   PART 2--Certification--Under Penalties of perjury, I certify that:               PART 3--
Name                            (1) The number shown on the form is my correct Taxpayer Identification
                                Number (or I am waiting for a number to be issued to me) and                Awaiting TIN  [ ]
_____________________________   (2) I am not subject to backup withholding because (a) I am exempt from     -----------------------
Address (number and street)     backup withholding, or (b) I have not been notified by the Internal         PART 4--For Payee Exempt
                                Revenue Service ("IRS") that I am subject to backup withholding as          from Backup Withholding
_____________________________   a result of failure to report all interest or dividends or (c) the IRS
City, State and Zip Code        has notified me that I am no longer subject to backup withholding.          Exempt [ ]


------------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF TREASURY          CERTIFICATE INSTRUCTIONS--You must cross out item (iii) in Part (2) above if you have been
INTERNAL REVENUE SERVICE        notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS
PAYER'S REQUEST FOR TAXPAYER    stating that you are no longer subject to backup withholding, do not cross out Item (2).
IDENTIFICATION NUMBER           If you are exempt from backup withholding, check the box in Part 4 above.

                                Signature:_____________________________________________ Date:______________________

------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.
PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL INFORMATION

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9

                                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the shares of
Common Stock shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

           Signature  _____________________________                      Date _______________________



                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


GENERAL

     Your Certificates, together with your signed and completed Letter of Transmittal and any required supporting documents should be mailed in the enclosed addressed envelope, or otherwise delivered, to Unity Bancorp, Inc., in its capacity as the Exchange Agent, at the address indicated on the first page hereof. THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES;
   GUARANTEED DELIVERY PROCEDURES

     If Certificates are to be forwarded herewith, such Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date.

     Holders who wish to tender their Series A Preferred Stock and (i) whose Series A Preferred Stock is not immediately available or (ii) who cannot deliver their Series A Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date, may tender their Series A Preferred Stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Series A Preferred Stock" in the Prospectus and by completing Box 2 hereof. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and
(iii) the Certificates representing all tendered Series A Preferred Stock, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NEW YORK STOCK EXCHANGE trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Series A Preferred Stock" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Series A Preferred Stock to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association, that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. GUARANTEE OF SIGNATURES

     No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder of Series A Preferred Stock tendered herewith, unless such holder(s) has completed either the box entitled "Special Exchange Instructions" (Box
          4) or the box entitled "Special Delivery Instructions" (Box 5) above, or

     (ii) such Series A Preferred Stock is tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. INADEQUATE SPACE

     If the space provided in the box captioned "Description of Series A Preferred Stock" is inadequate, the Certificate number(s) and/or the number of shares of Series A Preferred Stock and any other required information should be listed on a separate signed schedule which should be attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS

     If less than all the Series A Preferred Stock evidenced by any Certificate submitted is to be tendered, fill in the number of shares of Series A Preferred Stock which are to be tendered in Box 1 under the column "Shares of Series A Preferred Stock Tendered". In such case, new Certificate(s) for the remainder of the Series A Preferred Stock that were evidenced by your Series A Preferred Stock Certificate(s) will only be sent to the holder of the Series A Preferred Stock, promptly after the Expiration Date. All Series A Preferred Stock represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Series A Preferred Stock may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Series A Preferred Stock to be withdrawn, the number of shares of Series A Preferred Stock to be withdrawn, and (if Certificates for such Series A Preferred Stock have been tendered) the name of the registered holder of the Series A Preferred Stock as set forth on the Certificate for the Series A Preferred Stock, if different from that of the person who tendered such Series A Preferred Stock. If Certificates for the Series A Preferred Stock have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Series A Preferred Stock, the tendering holder must submit the serial numbers shown on the particular Certificates for the Series A Preferred Stock to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Series A Preferred Stock tendered for the account of an Eligible Institution. Withdrawals of tenders of Series A Preferred Stock may not be rescinded. Series A Preferred Stock properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Series A Preferred Stock."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Series A Preferred Stock which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS

     If this Letter of Transmittal is signed by the registered holder(s) of the Series A Preferred Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Series A Preferred Stock tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Series A Preferred Stock is registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Series A Preferred Stock listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate stock power(s) are required unless Common Stock and Warrants are to be issued in the name of a person other than the registered holder(s). However, if shares of Common Stock and/or Warrants are to be issued in the name of a person other than the registered holder(s), signature(s) on such Certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Series A Preferred Stock listed, the certificates must be endorsed or accompanied by appropriate stock powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Series A Preferred Stock. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

     If Common Stock and Warrants are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Common Stock and Warrants are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed (Box 4 and 5). Certificates for Series A Preferred Stock not exchanged will be returned by mail.

7. DETERMINATION OF VALIDITY

     The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Series A Preferred Stock, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Series A Preferred Stock of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Series A Preferred Stock will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES

     Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent.

9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9

     For U.S. Federal income tax purposes, holders are required, unless an exemption applies, to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 of this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and he or she is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Series A Preferred Stock exchanged pursuant to the Exchange Offer, or with respect to shares of Common Stock following the Exchange Offer, may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

     The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the registered owner of the Series A Preferred Stock or of the last transferee appearing on the transfers attached to, or endorsed on, the Series A Preferred Stock.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below and check the box in Part 3 of the Substitute Form W-9 for "exempt", to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. LOST, DESTROYED OR STOLEN CERTIFICATES

     If any Certificate(s) representing Series A Preferred Stock have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

11. SECURITY TRANSFER TAXES

     Holders who tender their Series A Preferred Stock for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Common Stock and Warrants are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Series A Preferred Stock tendered, or if a transfer tax is imposed for any reason other than the exchange of Series A Preferred Stock in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.